UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

             -------------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 3, 2003
                                                          ---------------


                             AFP Imaging Corporation
                             -----------------------
             (Exact name of registrant as specified in its charter)



 New York                               0-10832                  13-2956272
 --------                               -------                  ----------
(State or other jurisdiction          (Commission)              (IRS Employer
   of incorporation)                  File Number)           Identification No.)




 250 Clearbrook Road, Elmsford, New York                              10523
 ----------------------------------------------------                 -----
   (Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (914) 592-6100











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Item 4.  Changes in Registrant's Certifying Accountant.

On October 3, 2003, AFP Imaging Corporation (the "Corporation") replaced Ernst & Young LLP ("E & Y") as its independent auditors and engaged Goldstein, Golub & Kessler LLP to serve as its independent auditors for the fiscal year ended June 30, 2004. These actions were approved by the Board of Directors of the Corporation.

E & Y's reports on The Corporation's consolidated financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. E & Y's report on the Corporation's consolidated financial statements for the year ended June 30, 2003 was issued on an unqualified basis in conjunction with the publication of the Corporation's Annual Report to Shareholders and the filing of AFP Imaging Corporation's Annual Report on Form 10-K.

During the Corporation's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with E & Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to E & Y's satisfaction, would have caused E & Y to make reference to the subject matter in connection with their report on the Corporation's consolidated financial statements for either or both of such years. In addition during such two most recent fiscal years and through the date of this Form 8-K, there were no events requiring disclosure pursuant to
Item 304 (a) (1) (v) of Regulation S-K.

The Corporation provided E & Y with a copy of the foregoing disclosures. Attached, as an exhibit to this Current Report on Form 8-K is a copy of E & Y's letter, dated October 3, 2003, stating that it has found no basis for disagreement with such statements.

During the Corporation's two most recent fiscal years and though the date of this Form 8-K, neither the Corporation or anyone acting on its behalf consulted with Goldstein, Golub & Kessler LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation's consolidated financial statements, or any other matters requiring disclosure pursuant to Item 304 (a) (2) of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial statements of business acquired. Not applicable

(b)  Pro forma financial information. Not applicable

(c)  Exhibits: The following exhibits are filed with this document:

     99.1 Letter of AFP Imaging Corporation to Ernst & Young LLP, dated October 3, 2003, forwarded in accordance with Item 304 (a) (3) of Regulation S-K.

     99.2 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated October 3, 2003.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 3, 2003

                                                 AFP Imaging Corporation



                                 By:    /s/ Elise Nissen
                                      ------------------------------------------
                                            Elise Nissen
                                        Chief Financial Officer